Just outside of downtown San Diego in National City, California, nearly 100 union professionals paused their work to gather for a worker appreciation lunch hosted by the AFL-CIO Housing Investment Trust (HIT). The event provided a well-earned break in recognition of their hard work and dedication to a transformative local project, the $85 million development of the union-owned, union-built, and union-financed, Union Tower Apartments. The project is estimated to generate nearly 600,000 union construction hours.

HIT employees were joined by labor leaders and local officials in expressing their gratitude to the union workers, offering a moment to reflect on the progress and purpose behind their labor. As the site undergoes its transformation, the work of these union crews has been central to revitalizing the neighborhood through the construction of the first phase of the redevelopment of the 22-acre National City Park Apartments.

The construction of Union Tower Apartments marks the start of a new era of union-owned affordable housing in National City, building on the legacy of National City Park Apartments, originally constructed in 1968 by a non-profit affiliate of the San Diego County Building and Construction Trades Council (“SDBCTC”). This first phase includes the removal of two older, unoccupied buildings and the construction of 94 modern, affordable housing units spread across two mid-rise structures. Much of this is made possible through a close collaboration between the developers and financial partners who have supported the vision for nearly a decade.

Once complete, the project will offer energy-efficient homes to local residents, with a portion specifically set aside for unhoused veterans. From the locally sourced materials to the all-electric, sustainable design, the project reflects a commitment to sustainability and to long-term community investment. As the project continues to take shape, it stands as a testament to what union skill, collaboration and commitment can achieve, a greener, stronger community built by its own members. The occasion highlighted the vital role of union labor in advancing this major redevelopment.

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About the HIT: The HIT is a fixed-income, investment-grade mutual fund with $7.3 billion in net assets. For 40 years, the HIT has been a leader in putting union and public pension capital to work to produce competitive returns and achieve mission-related collateral objectives. Investors should consider HIT’s investment objectives, risks, and expenses carefully before investing. Investors may view the HIT’s current prospectus, which contains more complete information, on its website at www.aflcio-hit.com and may obtain a copy by calling HIT Investor Relations at 202-331-8055. Investors should read the current prospectus carefully before investing. Job and economic impact figures are estimates calculated using IMPLAN, an input-output model, based on HIT and HIT Subsidiary Building America CDE, Inc. project data. The data is current as of June 30, 2025. Economic impact data is in 2024 dollars and all other figures are nominal.

AFL-CIO Housing Investment Trust | 1227 25th Street NW Suite 500 | Washington, DC

20037 US

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